FORBEARANCE AGREEMENT
                           ---------------------

     This Forbearance Agreement, dated as of October 24, 2001 (this "Forbearance Agreement"), is among ROHN INDUSTRIES, INC., a Delaware corporation (the "Parent"), each of the Parent's domestic Subsidiaries, as borrowers (together with the Parent, collectively the "Borrowers"), the Parent and each of the Parent's domestic Subsidiaries, as guarantors (the "Guarantors" and each a "Guarantor", and together with the Borrowers, collectively the "Credit Parties" and each a "Credit Party"), LASALLE BANK NATIONAL ASSOCIATION, as lender ("LaSalle"), NATIONAL CITY BANK, as lender ("NCB"), Firstar Bank, as lender ("Firstar"), Comerica Bank, as lender ("Comerica"), Associated Bank, N.A., as lender ("Associated Bank", and together with LaSalle, NCB, Firstar and Comerica, collectively the "Lenders"), LaSalle, as administrative agent for the Lenders (the "Administrative Agent"), and NCB, as syndication agent for the Lenders (the "Syndication Agent", and together with the Administrative Agent, the "Agents"). Capitalized terms used in this Amendment and not otherwise defined have the meanings assigned to such terms in the Credit Agreement (as defined below).

                          PRELIMINARY STATEMENTS:
                          ----------------------

     1. The Credit Parties and the Lenders are parties to the Credit Agreement dated as of March 8, 2001 (as such agreement may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), under which the Lenders provided the Borrowers with, among other things, a $75,000,000 credit facility.

     2. The Lenders have extended credit to the Borrowers under the Credit Agreement as evidenced by, among other things, the Notes evidencing the Revolving Loan dated as of March 8, 2001 and made by the Borrowers in favor of the Lenders in the original principal amount of $45,000,000, and the Notes evidencing the Term Loan dated as of April 23, 2001 and made by the Borrowers in favor of the Lenders in the original principal amount of $30,000,000.

     3. For the Computation Period ended September 30, 2001, the Credit Parties failed to comply with Section 10.6(E) of the Credit Agreement. On such date, this violation constituted an Event of Default under the Credit Agreement, and such Event of Default has been existing since September 30, 2001.

     4. The Credit Parties have requested that the Lenders forbear until November 19, 2001 from exercising their rights under the Credit Agreement and the other Loan Documents with respect to such Event of Default and the Lenders have agreed to such request subject to the terms and conditions of this Forbearance Agreement.

                                 AGREEMENT:
                                 ---------

     In consideration of the mutual agreements contained in this Forbearance Agreement, and other good and valuable consideration the receipt and sufficiency of which are acknowledged, the parties to this Forbearance Agreement agree as follows:

     SECTION 1.  ACKNOWLEDGMENT OF THE BORROWER.
                 ------------------------------

     1.1 Outstanding Balance. As of the date of this Forbearance Agreement, the Credit Parties acknowledge and agree that the Borrowers owe the Lenders an aggregate principal amount of $54,250,000 under the Credit Agreement and the other Loan Documents, plus accrued and unpaid interest, fees and other expenses (if any). The Borrowers have made all payments under the Credit Agreement and the other Loan Documents required to be made as of the date hereof.

     1.2 Default. The Credit Parties acknowledge that an Event of Default has occurred and is continuing under Section 12.1(D) of the Credit Agreement due to the Credit Parties' violation of the financial covenant set forth in Section 10.6(E) of the Credit Agreement for the Computation Period ending September 30, 2001 (the "Existing Default").

     SECTION 2.  FORBEARANCE.
                 -----------

     2.1 Forbearance. During the Forbearance Period (as defined below), the Lenders will not exercise any of their rights or remedies under the Credit Agreement, the Loan Documents or applicable law with respect to the Existing Default. For purposes of this Forbearance Agreement, (a) "Forbearance Period" means the period commencing on the Effective Date (as defined below) and ending on the earlier of (i) November 19, 2001 and (ii) the date the Forbearance Period is terminated upon the occurrence of any of the events described in Section 2.4 (the "Termination Date") and (b) "Effective Date" means the date the Forbearance Period commences after satisfaction by the Credit Parties of each of the conditions precedent set forth in Section 5.

     2.2 Limitation of Revolving Commitment Availability. Notwithstanding the terms of the Credit Agreement, the Borrowers acknowledge and agree that, during the Forbearance Period, the Revolving Commitment Availability will be limited to $30,000,000.

     2.3 Interest Period Limitations. Notwithstanding the terms of the Credit Agreement, the Borrowers acknowledge and agree that, during the Forbearance Period, the Borrowers may not convert or continue any Loan as a Eurodollar Loan.

     2.4 Termination of Forbearance. Upon the occurrence of any Termination Event (as defined below) and at any time after such occurrence during which a Termination Event is continuing, the Agents are entitled to, without prior notice to the Credit Parties, immediately terminate the Forbearance Period, unless such Termination Event is an Event of Default described in
Section 12.1(C) of the Credit Agreement, in which case the Forbearance Period automatically terminates without demand or notice of any kind. For purposes of this Forbearance Agreement, "Termination Event" means:

          (A) the occurrence of an Event of Default under the Credit Agreement (other than the Existing Default); or

          (B) any representation or warranty made by the Credit Parties under this Forbearance Agreement or any agreement, instrument or other document executed or delivered by the Credit Parties in connection with this Forbearance Agreement is untrue or incorrect in any respect when made or any schedule, certificate, statement, report, financial data, notice or writing furnished at any time by the Credit Parties to the Agents or any Lender is untrue or incorrect in any respect on the date as of which the facts set forth therein are stated or certified; or

          (C) the Parent fails to deliver to the Administrative Agent and each Lender on or before October 24, 2001, a financial projection that includes consolidated balance sheets of the Parent and its Subsidiaries, together with consolidating and consolidated statements of earnings and consolidated statements of cash flows, on a monthly basis for the month-long periods ending October 31, 2001 through December 31, 2002; and on a quarterly basis for the quarter-long periods ending March 31, 2003 through March 31, 2006, certified by a Responsible Officer of the Parent to represent management estimates and projections that were made in good faith by the management of the Parent, on the basis of assumptions believed by such management to be reasonable at the point in time that the estimates and projections were made, and otherwise in a manner reasonably satisfactory to the Agents.

     2.5 Effect at End of Forbearance Period. On the Termination Date, the Existing Default will be deemed to exist and, without regard to any matters transpiring during the Forbearance Period or the financial condition or prospects of the Credit Parties as of such date, the Agent and each Lender shall be fully entitled to exercise any rights and remedies it may have under the Credit Agreement, the other Loan Documents or applicable law.

     2.6 ACKNOWLEDGMENT. THE CREDIT PARTIES EXPRESSLY ACKNOWLEDGE AND AGREE THAT THE FORBEARANCE PROVISION SET FORTH IN SECTION 2.1 IS EFFECTIVE ONLY DURING THE FORBEARANCE PERIOD AND THAT, AFTER THE TERMINATION DATE, THE CREDIT AGREEMENT WILL BE IN MATERIAL DEFAULT AND THE LENDERS WILL BE FULLY ENTITLED IMMEDIATELY TO EXERCISE THEIR RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT, THE LOAN DOCUMENTS OR APPLICABLE LAW WITHOUT REGARD TO ANY MATTERS TRANSPIRING DURING THE FORBEARANCE PERIOD OR THE FINANCIAL CONDITION OR PROSPECTS OF THE CREDIT PARTIES. THE CREDIT PARTIES UNDERSTAND THAT THE LENDERS ARE EXPRESSLY RELYING ON THE TERMS OF THIS SECTION 2.6 AND WOULD NOT HAVE ENTERED INTO THIS FORBEARANCE AGREEMENT BUT FOR THE CREDIT PARTIES' ACKNOWLEDGMENT AND AGREEMENT IN THIS SECTION 2.6.

     2.7 No Waiver. Nothing in this Forbearance Agreement shall in any way be deemed to be (a) a waiver of any Event of Default including the Existing Default or (b) an agreement to forbear from exercising any remedies with respect to any Event of Default except as specifically set forth in Section 2.1.

     SECTION 3.  FURTHER ASSURANCES OF THE BORROWERS.
                 -----------------------------------

     The Credit Parties agree that at any time and from time to time, at the cost and expense of the Credit Parties, the Credit Parties will (a) execute and deliver all further instruments and documents, and take all further action, that may be reasonably necessary to complete the transactions contemplated by this Forbearance Agreement and (b) cooperate fully with the Agents' or any Lender's personnel and representatives with respect to any reasonable request for information by such personnel and representatives.

     SECTION 4.  REPRESENTATIONS AND WARRANTIES.
                 ------------------------------

     To induce the Lenders to enter into this Forbearance Agreement, the Credit Parties represent and warrant to the Lenders that:

     4.1 Due Authorization; No Conflict; No Lien; Enforceable Obligation. The execution, delivery and performance by each of the Credit Parties of this Forbearance Agreement and the other documents described in Section 5 of this Forbearance Agreement that each Credit Party is a party to (collectively, the "Forbearance Documents") are within the corporate powers of each Credit Party, have been duly authorized by all necessary corporate actions, have received all necessary governmental, regulatory or other approvals (if any are required) and do not and will not contravene or conflict with any provision of (a) any law, (b) any judgment, decree or order, or (c) any of the Credit Parties' articles or certificate of incorporation or by-laws, and do not and will not contravene or conflict with, or cause any lien to arise under any provision of any agreement or instrument binding upon each Credit Party or upon any of its property. This Forbearance Agreement and the Credit Agreement, as amended by this Forbearance Agreement, are the legal, valid and binding obligations of each Credit Party, enforceable against each Credit Party in accordance with their respective terms.

     4.2 Representations and Warranties; Default. As of the Effective Date, except for those representations or warranties specifically made as of another date or relating to the Existing Default, the representations and warranties of the Credit Parties contained in the Credit Agreement are true and correct. As of the Effective Date, except for the Existing Default, no Default or Event of Default has occurred and is continuing.

     SECTION 5.  CONDITIONS PRECEDENT.
                 --------------------

     Notwithstanding any other provision contained in this Forbearance Agreement, the effectiveness of this Forbearance Agreement and the obligation of the Lenders to institute the forbearance contemplated by this Forbearance Agreement and the commencement of the Forbearance Period are subject to the following:

     5.1 Documents and Fees. The Administrative Agent has received all of the following, each duly executed and dated, or received, as of the Effective Date (or such other date as is satisfactory to the Agents) in form and substance satisfactory to the Agents:

          (A) Forbearance Agreement. This Forbearance Agreement;

          (B) Consents. Certified copies of all documents evidencing any necessary corporate consents and governmental approvals, if any, with respect to this Forbearance Agreement and any other Forbearance Documents;

          (C) Forbearance Fee. A forbearance fee paid to the Administrative Agent for the account of each Lender party hereto equal to the product of each such Lender's Commitment times 0.10 percent; and

          (D) Other. Such other documents as the Administrative Agent may reasonably request.

     5.2 Representations and Warranties. The representations and warranties of the Credit Parties set forth in this Forbearance Agreement are true and correct.

     SECTION 6.  MISCELLANEOUS.
                 -------------

     6.1 Captions. The recitals to this Forbearance Agreement (except for definitions) and the section captions used in this Forbearance Agreement are for convenience only and do not affect the construction of this Forbearance Agreement.

     6.2  Governing  Law;  Severability.  THIS  FORBEARANCE  AGREEMENT IS A
CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS. Wherever possible, each provision of this Forbearance Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Forbearance Agreement is prohibited by or invalid under such law, such provision will be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Forbearance Agreement.

     6.3 Counterparts. This Forbearance Agreement may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart will be deemed to be an original, but all such counterparts together constitute but one and the same Forbearance Agreement.

     6.4 Successors and Assigns. This Forbearance Agreement is binding upon the Credit Parties, the Lenders and their respective successors and assigns, and inures to the sole benefit of the Credit Parties, the Lenders and their successors and assigns. The Credit Parties have no right to assign their rights or delegate their duties under this Forbearance Agreement.

     6.5 Continued Effectiveness. Notwithstanding anything contained in this Forbearance Agreement, the terms of this Forbearance Agreement are not intended to and do not serve to effect a novation as to the Credit Agreement or any other Loan Document. The parties to this Forbearance Agreement expressly do not intend to extinguish the Credit Agreement or any other Loan Document. Instead, the parties to this Forbearance Agreement expressly intend to reaffirm the indebtedness created under the Credit Agreement and the other Loan Documents. The Credit Agreement and the other Loan Documents remain in full force and effect and the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed.

     6.6 Tolling. Any and all statutes of limitations, repose or similar legal constraints on the time by which a claim must be filed, a person given notice thereof, or asserted, that expire, run or lapse during the Forbearance Period on any claims that any Lender may have against the Credit Parties or any other persons relating to any Credit Party (collectively, the "Forbearance Period Statutes of Limitation") will be tolled during the Forbearance Period. The Credit Parties waive any defense they may have against the Lenders under the Forbearance Period Statutes of Limitation, applicable law or otherwise solely as to the expiration, running or lapsing of the Forbearance Period Statutes of Limitation during the Forbearance Period.

     6.7 Revival of Obligations. If all or any part of any payment under or on account of the Credit Agreement, the other Loan Documents, this Forbearance Agreement or any agreement, instrument or other document executed or delivered by the Credit Parties in connection with this Forbearance Agreement is invalidated, set aside, declared or found to be void or voidable or required to be repaid to the issuer or to any trustee, custodian, receiver, conservator, master, liquidator or any other person pursuant to any bankruptcy law or pursuant to any common law or equitable cause then, to the extent of such invalidation, set aside, voidness, voidability or required repayment, such payment would be deemed to not have been paid, and the obligations of the Credit Parties in respect thereof shall be immediately and automatically revived without the necessity of any action by the Lenders.

     6.8 Default Interest Rate. From and after the Effective Date, each Borrower will pay the default interest rate on its Obligations at the rate equal to 2.00% per annum in excess of the rate applicable to the Obligations, pursuant to Section 4.1(B) of the Credit Agreement.

     6.9 References. From and after the Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in the other Loan Documents to the Credit Agreement or to any term, condition or provision contained "thereunder", "thereof", "therein" or words of like import, mean and are a reference to the Credit Agreement (or such term, condition or provision, as applicable) as amended, restated, supplemented or otherwise modified by this Forbearance Agreement.

     6.10 Costs, Expenses and Taxes. The Borrowers affirm and acknowledge that Section 15.5 of the Credit Agreement applies to this Forbearance Agreement and the transactions and agreements and documents contemplated under this Forbearance Agreement.

                [Balance of page intentionally left blank.]

     Delivered at Chicago, Illinois, as of the date and year first above written.

                                   CREDIT PARTIES:

                                   ROHN INDUSTRIES, INC.
                                   ROHN INSTALLATION SERVICES, INC.
                                   ROHN ENCLOSURES, INC.
                                   ROHN, INC.
                                   ROHN PRODUCTS, INC.
                                   ROHN CONSTRUCTION, INC.
                                   FOLDING CARRIER CORP.
                                   ROHN FOREIGN HOLDINGS, INC.
                                   UNR REALTY, INC.


                                   By:  /s/ James F. Hurley
                                       -------------------------------------
                                       Name:  James F. Hurley
                                       Title: Vice President of each of the
                                              foregoing entities


                                   LENDERS:

                                   LASALLE BANK NATIONAL ASSOCIATION

                                   By:  /s/ James J. Hess
                                       -------------------------------------
                                       Name:  James J. Hess
                                       Title: Vice President


                                   NATIONAL CITY BANK

                                   By:   /s/ Timothy T. Fogerty
                                       -------------------------------------
                                       Name:  Timothy T. Fogerty
                                       Title: Vice President


                                   FIRSTAR BANK

                                   By:
                                       -------------------------------------
                                       Name:
                                       Title:


                                   COMERICA BANK

                                   By:   /s/ Felicia M. Maxwell
                                       -------------------------------------
                                       Name:  Felicia M. Maxwell
                                       Title: Account Officer


                                   ASSOCIATED BANK, N.A.

                                   By:  /s/ Joseph J. Gehrke
                                       -------------------------------------
                                       Name:  Joseph J. Gehrke
                                       Title: Assistant Vice President